AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
July 2012

For the month of July 2012 the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.02% and a net return of 0.99%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.38% for the month.

July gross relative performance: -0.36%

Performance for periods ended July 31, 2012
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	3.91%	7.79%	6.97%	7.39%	5.99%
HIT Total Net Rate of Return	3.66%	7.34%	6.51%	6.94%	5.56%
Barclays Capital Aggregate Bond Index	3.78%	7.25%	6.85%	6.91%	5.65%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Good performance of the agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio. Spreads to Treasuries for Ginnie Mae construction loan certificates tightened by 5 basis points (bps) and Ginnie Mae permanent loan certificate spreads contracted by 6 bps.  Fannie Mae multifamily DUS securities had a mixed performance, depending on structure.  Longer duration structures with more optionality underperformed while the “benchmark” 10/9.5 structure tightened by approximately 1 bp.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, which were the best performing major sector in the index with excess returns of 162 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised approximately 21% of the index as of July 31, 2012.

●
The HIT’s short relative duration compared to the Barclays Aggregate as interest rates declined across most maturities.  Two-year Treasury rates fell 9 bps, 5-year rates declined 14 bps, 10-year rates slid 18 bps, and 30-year rates dropped 21 bps.  Helping offset the impact of declining rates was the portfolio’s overweight to spread-based assets as swap spreads tightened across the curve.  Two-year, 5-year, and 10-year spreads came in by 4.4, 4.6, and 0.6 bps, respectively.

AFL-CIO HOUSING INVESTMENT TRUST                                                             July 2012 Performance Commentary

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 14, 78, 162, and 177 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Over 93% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee compared to nearly 74% for the Barclays Aggregate.

●
The portfolio’s underweight to single family agency MBS (RMBS) as this was the third best performing major sector in the index with excess returns of 28 bps.  At the close of the month, the portfolio had an allocation of 24% compared to 30% for the index.

July 2012 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+1.01%	0	5.72
Agencies	+0.83%	24	3.73
Single family agency MBS (RMBS)	+0.80%	28	2.64
Corporates	+2.88%	162	7.19
Commercial MBS (CMBS)	+1.66%	119	3.11
Asset-backed securities (ABS)	+0.76%	26	3.13
   Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/12	7/31/12	Change
1 Month	0.033%	0.048%	0.015%
3 Month	0.084%	0.099%	0.015%
6 Month	0.155%	0.134%	-0.020%
1 Year	0.206%	0.160%	-0.046%
2 Year	0.303%	0.213%	-0.090%
3 Year	0.395%	0.281%	-0.114%
5 Year	0.719%	0.582%	-0.137%
7 Year	1.106%	0.969%	-0.137%
10 Year	1.646%	1.469%	-0.177%
30 Year	2.754%	2.547%	-0.207%
          Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.